UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                  MAY 31, 2006
                Date of Report (Date of earliest event reported)

                                 INTELSAT, LTD.
             (Exact name of registrant as specified in its charter)

            Bermuda                      000-50262                 98-0346003
(State or other jurisdiction of   (Commission File Number)       (IRS Employer
         incorporation)                                      Identification No.)

         Wellesley House North, 2nd Floor,
                  90 Pitts Bay Road,
                  Pembroke, Bermuda                           HM 08
     (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (441) 294-1650

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01   OTHER EVENTS

On May 31, 2006, Intelsat, Ltd. issued a press release that is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


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ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

    The following exhibits are filed herewith:

EXHIBIT
NO.           DESCRIPTION OF EXHIBIT

99.1              Press release.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      INTELSAT, LTD.

Dated: June 1, 2006                   By: /s/ Phillip L. Spector
                                         ---------------------------------------
                                      Name:   Phillip L. Spector
                                      Title:  Executive Vice President
                                              and General Counsel

EXHIBIT
NO.           DESCRIPTION OF EXHIBIT

99.1          Press release.